ERNST & YOUNG LLP         Suite 2100                        Phone: 310 551 5500
                          1999 Avenue of the Stars
                          Los Angeles, California 90067


July 21, 1999


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Gentlemen:

We have read Item 4 of Form 8-K dated June 29, 1999, of Gateway Industries, Inc. and are in agreement with the statements contained in the first and second paragraphs on page two therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

                                                  /s/ Ernst & Young LLP